Exhibit 99.1

EVA Live CEO Signals Confidence as Company Focuses on Disciplined Growth

Los Angeles, CA — February 9th, 2026 (GLOBE NEWSWIRE) — EVA Live, Inc. (Nasdaq: GOAI), an AI-driven digital advertising company, today released the following letter from its Founder and Chief Executive Officer outlining the Company’s strategic direction, capital priorities, and focus on long-term shareholder value.

Dear Shareholders,

Over the past year, EVA Live has reached several important milestones, including our successful uplisting to the Nasdaq Stock Market and the official launch of NeuroServer, our next-generation AI-powered advertising platform. These achievements reflect years of work building proprietary technology and preparing the Company for its next phase of growth.

As we move forward, our focus is clear: execute, scale, and grow responsibly.

EVA Live has spent nearly a decade developing its own AI-driven advertising technology. With the NeuroServer now live, we are shifting from development into full commercialization. This platform is designed to be a core driver of future revenue and gives us the ability to scale advertising performance for customers across a rapidly growing global digital advertising market.

Given our current financial position and operating momentum, the Company has withdrawn its previously filed Form S-1 registration statement. EVA Live remains focused on executing its growth strategy with disciplined capital management and maintaining flexibility to pursue opportunities that support long-term shareholder value.

Capital discipline remains a priority. As part of our commitment to long-term shareholder value, the Company is evaluating a potential share repurchase program, subject to board approval, market conditions, and regulatory requirements. This reflects management’s confidence in the business and its long-term direction.

Following our Nasdaq uplisting, EVA Live has expanded its engineering, product, and business development teams with experienced industry professionals. With the right people now in place, the Company is positioned to scale sales quickly, accelerate product development, and support growing customer demand. Our team, technology, and infrastructure are aligned to drive rapid growth while maintaining operational efficiency.

Thank you for your continued support as we build the next chapter of EVA Live.

Sincerely,

David Boulette

Founder & Chief Executive Officer

EVA Live, Inc.

About EVA Live, Inc.

EVA Live, Inc. is an AI technology-driven media and digital solutions company focused on delivering innovative solutions, scalable growth, and long-term shareholder value.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein, including but not limited to such things as future business strategy, plans, and goals, and the expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Please see the risk factors included in the Company’s United States Securities and Exchange Commission filings, which could cause actual results and events to differ materially from those contained in the forward-looking statements. You are cautioned against attributing undue certainty to forward-looking statements. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release. Any forward-looking statements made in this press release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Media Inquiries:
Javan Khazali
Phone: 310-229-5981
Email: info@eva.live

Website:	@eva.live
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